Exhibit 99.1

FOR IMMEDIATE RELEASE

Workhorse Discloses Update on Potential Transaction

CINCINNATI, July 14, 2025 – Workhorse Group Inc. (Nasdaq: WKHS) (“Workhorse” or the “Company”), an American technology company focused on pioneering the transition to zero-emission commercial vehicles, today disclosed it is currently in discussions with a privately held U.S.–based manufacturer of electric commercial vehicles regarding a potential transaction.

The Company is currently in discussions with a privately held U.S.-based manufacturer of electric commercial vehicles (the “Manufacturer”) about a potential transaction in which the Manufacturer would be merged into a newly created subsidiary of the Company in exchange for newly issued shares of the Company’s common stock (the “Potential Transaction”). Although the number of shares to be issued has not yet been determined, the Company currently expects that the Potential Transaction would result in the current investors of the Manufacturer holding a substantial majority of the Company’s outstanding common stock following consummation of the Potential Transaction. Subject to compliance with Nasdaq’s listing procedures and approval by Nasdaq, the Company and the Manufacturer currently intend that the Company’s common stock would remain listed on Nasdaq following consummation of the Potential Transaction.

The Potential Transaction also contemplates a refinancing of the Company’s outstanding senior secured convertible notes (the “Notes”) and cancellation of the related warrants (the “Warrants”) issued to an institutional investor in the Notes and Warrants (the “Investor”) with the proceeds of a new convertible note and an approximately $20 million sale leaseback of the Company’s Union City, Indiana manufacturing facility (the “Potential Sale-Leaseback”), each to be provided by entities affiliated with the current holder of a majority of the equity interests of the Manufacturer (the “Potential Refinancing”). Based on its current discussions with the Investor and the Manufacturer, it is anticipated that in the connection with the Potential Refinancing: (i) the Company would repay its outstanding obligations under the Notes in full, but it would not be required to pay a redemption premium or other premium or penalty; (ii) the Investor’s right to require the Company to issue additional Notes under the related Note Purchase Agreement would be terminated; (iii) all the outstanding Warrants would be cancelled; and (iv) as consideration for the foregoing, the Company would issue the Investor three million shares of newly issued common stock, which may be subject to further adjustment (the “New Investor Shares”) at the closing of the Potential Transaction, a portion of which would be subject to contractual trading restrictions (collectively, the “Potential Investor Retirement”).

The Company currently intends that the Potential Refinancing, including the consummation of the Potential Sale-Leaseback, if such transactions are executed, would be completed simultaneously with, and as a condition to, the execution of a definitive agreement for the Potential Transaction (the “Potential Execution Date”). The parties currently are contemplating that (i) the Company would repay approximately half of its then-outstanding obligations under the Notes and cancel the Warrants simultaneously with, and as a condition to, the execution of a definitive agreement for the Potential Transaction and (ii) it would repay all its remaining obligations under the Notes and issue the New Investor Shares upon consummation of the Potential Transaction. Between the Potential Execution Date and the consummation of the Potential Transaction, the Investor would be permitted to convert the remaining Notes into the Company’s common stock in accordance with their terms and to release to the Company cash collateral securing the Notes in connection with certain conversions or otherwise at the Investor’s discretion. As of July 10, 2025, the Company’s outstanding obligations under the Notes were approximately $33 million. However, this number would be reduced to the extent the Investor converts Notes.

The Company has entered into these discussions after exploring and considering a number of available alternatives with its investment banks and other advisors. The Company, the Manufacturer, and the Investor have not agreed to the final terms of the Potential Transaction, the Potential Refinancing or the Potential Investor Retirement, and they have not entered into any definitive agreements with respect to either. There can be no assurance that the potential parties will ever reach agreement on terms or enter into such agreements and no party is under any obligation to do so. In addition, if the potential parties do enter into definitive agreements with respect to the Potential Transaction, the Potential Refinancing and the Potential Investor Retirement, the Company expects that consummation of the Potential Transaction, the Potential Refinancing and the Potential Investor Retirement would be subject to a number of conditions, including approval by the Company’s stockholders and Nasdaq, and other customary conditions, which would be out of the Company’s control and may never be satisfied. Accordingly, the Potential Transaction, the Potential Refinancing and the Potential Investor Retirement may never be consummated or may be consummated on terms materially different from the terms described above.

In connection with the foregoing, on July 14, 2025, the Company entered into an Exclusivity Agreement with the Manufacturer providing that, for a period of 14 calendar days and subject to a customary “fiduciary out”, the Company will not, among other things, provide information to, negotiate with or enter into a definitive agreement with a third party for an alternative transaction to the Potential Transaction.

Additional Information and Where to Find It

If definitive agreements are entered into with respect to the Potential Transaction, the Company intends to file a proxy statement with the Securities and Exchange Commission (the “SEC”) and may file other relevant documents with the SEC regarding the Potential Transaction. This communication is not a substitute for the proxy statement or any other document that the Company may file with the SEC. The proxy statement (if and when available) will be mailed to stockholders of the Company. STOCKHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE POTENTIAL TRANSACTION. Stockholders will be able to obtain a free copy of the proxy statement (if and when available) and other relevant documents once such documents are filed with the SEC from the SEC’s website at www.sec.gov, or by directing a request by mail to Workhorse Group Inc., 3600 Park 42 Drive, Suite 160E, Sharonville, Ohio 45241, or from the Company’s website at www.ir.workhorse.com.

Participants in the Solicitation

If definitive agreements are entered into with respect to the Potential Transaction, the Company and certain of its directors and officers may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from its stockholders that will occur in connection with the meeting at which the Potential Transaction may be presented to stockholders for approval (the “Meeting”). Information concerning the interests of the persons who may be considered “participants” in the solicitation is set forth in the Company’s proxy statements and its Annual Reports on Form 10-K previously filed with the SEC, and will be set forth in the proxy statement relating to the Meeting when the proxy statement becomes available. Copies of these documents can be obtained, without charge, at the SEC’s website at www.sec.gov, or by directing a request to the Company at the address above, or at www.ir.workhorse.com.

Cautionary Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements may relate to the Company’s initial business combination and any other statements relating to future results, strategy and plans of the Company (including statements which may be identified by the use of the words “plans”, “expects” or “does not expect”, “estimated”, “is expected”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, “targets”, “projects”, “contemplates”, “predicts”, “potential”, “continue”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “should”, “might”, “will” or “will be taken”, “occur” or “be achieved”).

Forward-looking statements are based on the opinions and estimates of management of the Company as of the date such statements are made, and they are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements. These risks and uncertainties could give rise to a delay in or the failure to enter into a definitive agreement relating to, or the Company’s ability to enter into a definitive agreement or consummate the Potential Transaction, the Potential Refinancing, or the Potential Investor Retirement. Some factors that could cause actual results to differ include the outcome of discussions between the Company and the Manufacturer with respect to the Potential Transaction, including the possibility that the parties may not agree to pursue the Potential Transaction or that the terms of the Potential Transaction, the Potential Refinancing, or the Potential Investor Retirement will be materially different from those described herein; our ability to consummate the Potential Refinancing, the Potential Investor Retirement, or the Potential Transaction or achieve the expected synergies and/or efficiencies; potential regulatory delays; the industry and market reaction to this announcement; the effect of the announcement of the Potential Transaction on the ability of the parties to operate their businesses and retain and hire key personnel and to maintain favorable business relationships; the possibility that the integration of the parties may be more difficult, time-consuming or costly than expected or that operating costs and business disruptions may be greater than expected; the ability to obtain regulatory and other approvals required to consummate the Potential Transaction, including from Nasdaq; the risk that the price of our securities may be volatile due to a variety of factors; changes in laws, regulations, technologies, the global supply chain, and macro-economic and social environments affecting our business; and our ability to maintain compliance with Nasdaq rules and otherwise maintain our listing of securities on Nasdaq.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the SEC, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, including those factors described under the heading “Risk Factors” therein, and the Company’s subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

No Offer or Solicitation

This press release does not constitute a solicitation of a vote or a proxy, consent or authorization with respect to any securities. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

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